UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 16, 2012

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EASTMAN CHEMICAL COMPANY - EMN

Item 8.01	Other Events

This Current Report on Form 8-K (this "Current Report") is being filed by Eastman Chemical Company (the "Company") to retrospectively adjust certain items contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed on February 22, 2012 (the "2011 Form 10-K") to reflect management's adoption, effective January 1, 2012, of an accounting methodology change for the Company's pension and other postretirement benefit ("OPEB") plans actuarial gains and losses and the adoption of amended accounting guidance related to the presentation of other comprehensive income which became effective for reporting periods beginning after December 15, 2011.  In addition, certain disclosures original contained in the 2011 Form 10-K have been enhanced in this Current Report based upon comments of the staff of the Securities and Exchange Commission ("SEC").  None of any such enhanced disclosures had any impact on the Company's financial condition, results of operations, or cash flows.

As previously reported in the Current Report on Form 8-K filed March 7, 2012, management has elected to recognize all pension and OPEB plans actuarial gains and losses in its operating results rather than amortizing them over future periods.  Under the new method of accounting, these gains and losses are now measured annually at the plan's December 31 measurement date and recorded as a mark-to-market ("MTM") adjustment during the fourth quarter of each year.  Any interim remeasurements triggered by a curtailment, settlement, or significant plan change will be recognized as an MTM adjustment in the quarter in which such remeasurement event occurs.  Historically, total pension and OPEB costs were allocated to each segment.  In conjunction with the change in accounting principle, the service cost, which represents the benefits earned by active employees during the period, and amortization of prior service credits will continue to be allocated to each segment.  Interest costs, expected return on assets, and the MTM adjustment for actuarial gains and losses are now included in corporate expense and not allocated to segments.  Management believes this change in expense allocation better reflects the operating results of each business.  The financial information disclosed in this Current Report for each business segment reflects the retrospective application of this expense allocation change on each period.

The following Items of the 2011 Form 10-K are being adjusted retrospectively to reflect the adoption of the accounting methodology change and enhanced disclosures described above (which Items as adjusted are attached as Exhibits hereto and hereby incorporated by reference herein):

Item 6 — Selected Financial Data
Item 7 — Management's Discussion and Analysis of Financial Condition and Results of Operations
Item 8 — Financial Statements and Supplementary Data
Item 15 — The following Financial Statement Schedules and Exhibits:
Exhibit 12.01 — Computation of Ratio of Earnings to Fixed Charges
Exhibit 101.INS – XBRL Instance Document
Exhibit 101.SCH – XBRL Taxonomy Extension Schema
Exhibit 101.CAL – XBRL Taxonomy Calculation Linkbase
Exhibit 101.LAB – XBRL Taxonomy Label Linkbase
Exhibit 101.PRE – XBRL Definition Linkbase Document
Exhibit 101.DEF – XBRL Definition Linkbase Document

No Items of the 2011 Form 10-K other than those identified above are being revised by this Current Report.  Information in this Current Report is as of December 31, 2011 and this filing does not reflect any subsequent information or events other than the adoption of the accounting methodology change, the adoption of amended accounting guidance related to the presentation of other comprehensive income which became effective for reporting periods beginning after December 15, 2011, and the enhanced disclosures, all as described above.  Without limitation of the foregoing, this filing does not purport to update the Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the 2011 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or becoming known to management subsequent to the date of filing of the 2011 Form 10-K.  More current information is contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 and other filings with the SEC.  This Current Report should be read in conjunction with the 2011 Form 10-K and such Quarterly Report on Form 10-Q and other filings.  The Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2011 Form 10-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished pursuant to Item 9.01:

Exhibit 23.01  Consent of PricewaterhouseCoopers LLP
Exhibit 99.01  Item 6, Form 10-K – Selected Financial Data
Exhibit 99.02  Item 7, Form 10-K – Management's Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.03  Item 8, Form 10-K – Financial Statements and Supplementary Data
Exhibit 99.04  Item 15, Form 10-K – Exhibit 12.01 – Computation of Ratio of Earnings to Fixed Charges
Exhibit 101.INS – XBRL Instance Document
Exhibit 101.SCH – XBRL Taxonomy Extension Schema
Exhibit 101.CAL – XBRL Taxonomy Calculation Linkbase
Exhibit 101.LAB – XBRL Taxonomy Label Linkbase
Exhibit 101.PRE – XBRL Definition Linkbase Document
Exhibit 101.DEF – XBRL Definition Linkbase Document

EASTMAN CHEMICAL COMPANY - EMN

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By: _/s/_Scott V. King______ Scott V. King Vice President, Controller and Chief Accounting Officer
Date: May 16, 2012